Mark O'Dea

President, Fronteer Development Group inc. Suite 1640, 1066 West Hastings Street Vancouver, BC

V6E 3X1

Mark,

Below are the terms of the alliance between Altius Minerals Corporation (50%) and Fronteer Development Group (50%) to evaluate and explore for copper-uranium-gold deposits in the area of central Labrador defined heroin as the Area of Interest (the "A0I"). The objective of the alliance is to attract a senior mining company to fund ongoing exploration and project development.

-Targets will be jointly selected for staking. Up to 1000 (one thousand) claims will be staked and held on behalf of the alliance by Altius Resources Inc, the wholly-owned, Newfoundland and Labrador registered operating subsidiary of Altius Minerals Corporation,

-The cost of such staking, to a maximum cost of CAD$60K (for a maximum of 1000 claims) shall be funded equally by Altius and Fronteer. The cost to register each claim is $10.00. The Department of Mines and Energy of Newfoundland and Labrador will refund a security deposit of $50.00 per claim upon expenditures of $200.00 per claim end acceptance of an assessment report documenting such expenditures. Any such security deposits refunded will be distributed in proportion to respective Interest held

- The AOI is shown on the accompanying map, which outlines the eighteen, 1:50K map sheets that comprise the Area of interest, The A01 will remain in effect for the term of the alliance. Neither party shall be restricted or limited In any way from staking or exploring for its own account in areas outside the AOl, and has no obligation to offer other claims to the alliance.

-The alliance will remain in effect as long as any of the jointly staked claims remain in goad standing but in any event for a period of at least two years. The term can be extended by mutual agreement.

-If either party wishes to explore for other mineral deposit types or commodities within the A0I, it must first request permission In writing from the other party, which shall respond in writing within 30 days.

-Fronteer and Altius agree to form an alliance committee consisting of two members from each company. The alliance agrees to jointly plan and conduct and to equally fund and supply personnel to a reconnaissance exploration program totaling approximately CAD$200K (~CAD$100K each) prior to the first anniversary of the exploration licenses.

-With respect to the work programs, Altius will assume primary responsibility for lends management, permitting, project accounting, logistics, assessment reports as welt as government and community relations. Fronteer will assume primary responsibilities for GIS data management, geoscience support, and technical reporting. Each party will charge at cost for services rendered to the alliance on a monthly basis. Responsibility for project marketing and any negotiations with potential partners will be jointly coordinated.

We look forward to shared success in this endeavor.

Brian Dalton, President

Altius Minerals Corporation

Altius Minerals Corporation
53 Bond Street, Suite 201. P.O. Box 385, St. John's, Newfoundland. Canada. AIC X39
Tel 709.576.3440 Fax: 709.576.3441 email: altius@altius.nf.net. http://www.alt-min.com

Schedule A

Mines and Energy

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Mineral Rights Inquiry Results

Total records retrieved: 27

Mineral Rights Licence Number: 10343M

Claim Status: Issued

Location: White Bear Lake

Current Number of Claims: 175

Owners Name: Altius Resources Inc.

Issuance Date: 10/29/2004 NTS Maps: 13J12E 13J12W

Mineral Rights Licence Number: 10344M

Claim Status: Issued

Location: West Micmac Lake

Current Number of Claims: 132

Owners Name: Altius Resources Inc,

Issuance Date: 10/29/2004 NTS Maps: 13J12W 13K 9E

Mineral Rights Licence Number: 10046M

Claim Status: Issued

Location: West Micmac Lake

Current Number of Claims: 181

Owners Name: Altius Resources Inc.

Issuance Date: 4/12/2004

NTS Maps: 13K 9E 13J12W

Mineral Rights Licence Number: 10047M      Claim Status: Issued

Location: West Micmac Lake

Current Number of Claims: 120

Owners Name: Altius Rcsources Inc.

Issuance Date: 4/12/2004 NTS Maps: 13J12W

Mineral Rights Licence Number: 10048M         Claim Status: Issued

Location: West Micmac Lake

Current Number of Claims: 137

Owners Name: Altius Resources Inc.

Issuance Date: 4/12/2004 NTS Maps: 13J12W

http://gis.geosurv.gov.nf.calmrights/mrDisplay.asp

Mineral Rights Inquiry Form

Mineral Rights Licence Number: 10049M

Claim Status: Issued

Location: West Micmac Lake

Current Number of Claims: 166

Owners Name: Altius Resources Inc.

Issuance Date: 4/12/2004

NTS Maps: 13J12E 13J12W

Mineral Rights Licence Number: 10050M

Claim Status: Issued

Location: Makkovik River

Current Number of Claims: 147

Owners Name: Altius Resources Inc.

Issuance Date: 4/12/2004 NTS Maps: 13J12E

Mineral Rights Licence Number: 10051M

Claim Status: Issued

Location: Makkovik River

Current Number of Claims: 220

Owners Name: Altius Resources Inc.

Issuance Date: 4/12/2004 NTS Maps: 13J13E 13J12E

Mineral Rights Licence Number: 10052M

Claim Status: Issued

Location: Makkovik River

Current Number of Claims: 127

Owners Name: Altius Resources Inc.

Issuance Date: 4/12/2004

NTS Maps: 13J11W 13J12E 13J14W 13J13E

Mineral Rights Licence Number: 10053M

Claim Status: Issued

Location: Makkovik River

Current Number of Claims: 111

Owners Name: Altius Resources Inc.

Issuance Date: 4/12/2004 NTS Maps: 13J13E 13112E

Mineral Rights Licence Number: 10054M

Claim Status: Issued

Location: Makkovik River

Current Number of Claims: 170

Owners Name: Altius Resources Inc.

Issuance Date: 4/12/2004 NTS Maps: 13J13E

http://gis.geosurv.gov.nf.ca/mrights/mrDisplay.asp

Mineral Rights Inquiry Form

Mineral Rights Licence Number: 10055M

 Claim Status: Issued

Location: Makkovik River

Current Number of CIaims: 136

Owners Name: Altius Resources Inc.

Issuance Date: 4/12/2004

NTS Maps: 13J13E 13J14W

Mineral Rights Licence Number: 10056M

Claim Status: Issued

Location: Makkovik River

Current Number of Claims: 126

Owners Name: Altius Resources Inc,

Issuance Date: 4/12/2004 NTS Maps: 13J13E

Mineral Rights Licence Number: 10057M

Claim Status: Issued

Location: Makkovik River

Current Number of CIaims: 40

Owners Name: Altius Resources Inc.

Issuance Date: 4/12/2004 NTS Maps: 13J14W 13J13E

Mineral Rights Licence Number: 10058M

Claim Status: Issued

Location: Makkovik River

Current Number of Claims: 30

Owners Name: Altius Resources Inc.

Issuance Date: 4/12/2004 NTS Maps: 13J13E

Mineral Rights Licence Number: 10059M

Claim Status: Issued

Location: Kaipokok Bay

Current Number of Claims: 54

Owners Name: Altius Resources Inc.

Issuance Date: 4/12/2004 NTS Maps: 13J13E 13J13W

Mineral Rights Licence Number: 09718M

Claim Status: Issued

Location: Kaipokok Bay

Current Number of Claims: 8

Owners Name: Altius Resources Inc.

Issuance Date: 10/24/2003 NTS Maps: 13J13W

http//gis.geosurv.gov.nf.ca/mrights/uirDisplay.asp

Mineral Rights Inquiry Form

Mineral Rights Licence Number: 09719M

Claim Status: Issued

Location: Kaipokok Bay

Current Number of Claims: 32

Owners Name: Altius Resources Inc.

Issuance Date: 10/24/2003 NTS Maps: 13J13E

Mineral Rights Licence Number: 09720M

Claim Status: Issued

Location: Kaipokok Bay

Current Number of Claims: 60

Owners Name: Altius Resources Inc,

Issuance Date: 10/24/2003 NTS Maps: 13J13E 13J13W

Mineral Rights Licence Number: 09721M

Claim Status: Issued

Location: East Micmac Lake

Current Number of Claims: 36

Owners Name: Altius Resources Inc.

Issuance Date: 10/24/2003 NTS Maps: 13J12W 13J13W

Current Number of Claims: 100

Issuance Date: 10/24/2003

NTS Maps: 13J12W

Mineral Rights Licence Number: 09482M

Claim Status: Issued

Location: West Micmac Lake

Current Number of Claims: 145

Owners Name: Altius Resources Inc.

Issuance Date: 4/28/2003 NTS Maps: 13J12W 13K 9E

Mineral Rights Licence Number: 09410M

Claim Status: Issued

Location: Kaipokok Bay

Current Number of Claims: 136

Owners Name: Altius Resources Inc.

Issuance Date: 3/27/2003 NTS Maps: 13J13E

http://gisgeosurv.gov.nf.ca/mrights/mrDisplay.asp

Mineral Rights Licence Number: 09411M_

Claim Status: Issued

Location: Kaipokok Bay

Current Number of Claims: 128

Owners Name: Altius Resources Inc.

Issuance Date: 3/27/2003 NTS Maps: 13J13E

Mineral Rights Licence Number: 09412M

Claim Status: Issued

Location: East of Kaipokok Bay

Current Number of Claims: 190

Owners Name: Altius Resources Inc.

Issuance Date: 3/27/2003 NTS Maps: 13J12W 13K 9E

Mineral Rights Licence Number: 09413M

Claim Status: Issued

Location: White Bear Lake

Current Number of Claims: 42

Owners Name: Altius Resources Inc.

Issuance Date: 3/27/2003 NTS Maps: 13J12E

Mineral Rights Licence Number: 09414M

Claim Status: Issued

Location: White Bear Lake

Current Number of Claims: 63

Owners Name: Altius Resources Inc.

Issuance Date: 3/27/2003 NTS Maps: 13J12E

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 Mineral Rights Inquiry Form

Mines and Energy

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,Mineral Rights| Publications | Exploration | Maps

Mineral Rights Inquiry Results

Total records retrieved: 13

Mineral Rights Licence Number: 10281M

Claim Status: Issued

Location: Fraser Lake

Current Number of Claims: 12

Owners Name: Altius Resources Inc.

Issuance Date: 8/23/2004 NTS Maps: 13L 5W

Not Applicable

Mineral Rights Licence Number: 10282M

Claim Status: Issued

Location: Fraser Lake

Current Number of Claims: 15

Owners Name: Altius Resources Inc.

Issuance Date: 8/23/2004 NTS Maps: 13L 5W

Mineral Rights Licence Number: 10176M

Claim Status: Issued

Location: Fraser Lake

Current Number of Claims: 12

Owners Name: Altius Resources Inc.

Issuance Date: 6/22/2004 NTS Maps: 13L 5W

Not Applicable

Mineral Rights Licence Number: 10073M

Claim Status: Issued

Location: Spot Lake

Current Number of Claims: 256

Owners Name: Altius Resources Inc.

Issuance Date: 4/19/2004 NTS Maps: 13L12

Mineral Rights Licence Number: 10074M

Claim Status: Issued

Location: Fraser Lake

Current Number of Claims: 185

Owners Name: Altius Resources Inc.

Issuance Date: 4/19/2004 NTS Maps: 13L 4W 13L 5

Not Applicable

Mineral Rights Licence Number: 10075M.

Claim Status: Issued

Location: Fraser Lake

Current Number of Claims: 200

Owners Name: Altius Resources Inc.

Issuance Date: 4/19/2004

Not Applicable

NTS Maps: 13L 5W

Mineral Rights Licence Number: 10076M

Claim Status: Issued

Location: Fraser Lake

Current Number of Claims: 256

Owners Name: Altius Resources Inc.

Issuance Date: 4/19/2004

NTS Maps: 13L 5E 13L 5W

Not Applicable

Mineral Rights Licence Number: 10077M

Claim Status: Issued

Location: Fraser Lake

Current Number of Claims: 256

Owners Name: AItius Resources Inc.

Issuance Date: 4/19/2004

Not Applicable

NTS Maps: 13L 5E 13L 5W

Mineral Rights Licence Number: 10078M

Claim Status: Issued

Location: Fraser Lake

Current Number of Claims: 256

Owners Name: Altius Resources Inc.

Issuance Date: 4/19/2004

NTS Maps: 13L12 13L 5E 13L 5W

Not Applicable

Mineral Rights Licence Number: 10083M

Claim Status: Issued

Location: Spot Lake

Current Number of Claims: 123

Owners Name: Altius Resources Inc.

Issuance Date: 4/19/2004 NTS Maps: 13L12 13L 5E

Not Applicable

Mineral Rights Licence Number: 10015M

Claim Status: Issued

Location: Fraser Lake

Current Number of Claims: 200

Owners Name: Altius Resources Inc.

Issuance Date: 3/29/2004

Not Applicable

NTS Maps: 13L 5W

http://gis.geosurv.gov.nfxa/mrights/mrDisplay.asp

Mineral Rights Licence Number: 09441M

Claim Status: Issued

Location: Naskaupi River

Current Number of Claims: 38

Owners Name: Altius Resources Inc.

Issuance Date: 4/3/2003 NTS Maps: 13L 1 13L 8

Mineral Rights Licence Number: 094I7M

Claim Status: Issued

Location: Letitia Lake

Current Number of Claims: 41

Owners Name: Altius Resources Inc.

Issuance Date: 3/27/2003 NTS Maps: 13L 1

Government Home | Department Home |Geological Survey | Mineral Lands I Mineral Development

http://gis.geosurv.gov.nf.ca/mrights/mrDisplay.asp

Mines and Energy

Government Home | Home | Contact Us |FAQs | How Do I

,Mineral Rights| Publications | Exploration | Maps

Mineral Rights Inquiry Results

Total records retrieved: 8

Mineral Rights Licence Number: 10344M

Claim Status: Issued

Location: West Micmac Lake

Current Number of Claims: 132

Owners Name: Altius Resources Inc.

Issuance Date: 10/29/2004 NTS Maps: 13J12W 13K 9E

Mineral Rights Licence Number: 10046M

Claim Status: Issued

Location: West Micmac Lake

Current Number of Claims: 181

Owners Name: Altius Resources Inc.

Issuance Date: 4/12/2004 NTS Maps: 13K 9E 13J12W

Mineral Rights Licence Number: 10022M

Claim Status: Issued

Location: West Micmac Lake

Current Number of Claims: 190

Owners Name: Altius Resources Inc.

Issuance Date: 4/2/2004 NTS Maps: 13K 9E

Mineral Rights Licence Number: 09723M

 Claim Status: Issued

Location: West Micmac Lake

Current Number of Claims: 42

Owners Name: Altius Resources Inc.

Issuance Date: 10/24/2003 NTS Maps: 13K 9E

Mineral Rights Licence Number: 09482M

Claim Status: Issued

Location: West Micmac Lake

Current Number of Claims: 145

Owners Name: Altius Resources Inc.

Issuance Date: 4/28/2003 NTS Maps: 13J12W 13K 9E

http://gis,geosurv.gov.nf.ca/mrights/rnrDisplay.asp

Mineral Rights Inquiry Form

Mineral Rights Licence Number: 09412M

Claim Status: Issued

Location: East of Kaipokok Bay

Current Number of Claims: 190

Owners Name: Altius Resources Inc.

Issuance Date: 3/27/2003 NTS Maps: 13J12W 13K 9E

Mineral Rights Licence Number: 09415M

Claim Status: Issued

Location: Pocketknife Lake

Current Number of Claims: 40

Owners Name: Altius Resources Inc

Issuance Dale: 3/27/2003 NTS Maps: 13K 6

Mineral Rights Licence Number: 09416M

Claim Status: Issued

Location: Otter Lake

Current Number of Claims: 72

Owners Name: Altius Resources Inc.

Issuance Date: 3/27/2003 NTS Maps: 13K 3

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